                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the use in this Registration Statement on Form S-4 of Nexstar Finance Holdings, L.L.C. of our report dated February 21, 2001 relating to the financial statements and financial statement schedules of Nexstar Finance Holdings, L.L.C. as of December 31, 1999 and 2000 and for each of the three years in the period ended December 31, 2000 which appears in such Registration Statement. We also consent to the references to us under the headings "Experts" and "Selected Historical Consolidated Financial Data" in such Registration Statement.





/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
September 4, 2001

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the use in this Registration Statement on Form S-4 of Nexstar Finance Holdings, L.L.C. of our report dated February 21, 2001 relating to the financial statements and financial statement schedules of WCIA-TV/WCFN-TV and WMBD-TV (a Division of Midwest Television, Inc.) as of May 31, 1999 and 2000 and for each of the three years in the period ended May 31, 2000 which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.





/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
September 4, 2001

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the use in this Registration Statement on Form S-4 of Nexstar Finance Holdings, L.L.C. of our report dated February 21, 2001 relating to the financial statements and financial statement schedules of Shooting Star Broadcasting/KTAB-TV, LP as of December 31, 1998 and April 30, 1999 and for the year ended December 31, 1998 and the four months ended April 30, 1999 which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.





/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
September 4, 2001

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the use in this Registration Statement on Form S-4 of Nexstar Finance Holdings, L.L.C. of our report dated February 21, 2001 relating to the financial statements and financial statement schedules of WROC-TV (a Division of STC Broadcasting, Inc.) as of March 31, 1999 and for the three months then ended which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.





/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
September 4, 2001